SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ___________________



       Date of Report (Date of earliest event reported) May 9, 2001
 	                	  BICO, INC.
           (Exact name of registrant as specified in its charter)


Pennsylvania                          0-10822                     25-1229323
(State of other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh,  Pennsylvania 15220
       (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code (412) 429-0673




            _________________________________________________________
                       (Former name or former address,
                        if changes since last report.)












Item 1.	Change in Control of Registrant.
	Not applicable.

Item 2.	Acquisition or Disposition of Assets.
	Not applicable.

Item 3.	Bankruptcy or Receivership.
	Not applicable.

Item 4.	Changes in Registrant's Certifying Accountant
	Not applicable.

Item 5.	Other Events.
        BICO, Inc. announced today that its agenda for the Special Meeting of Shareholders to be held May 17, 2001 and simulcast on the Internet will include presentations from various experts on all of its ongoing projects and investments.

Item 6.	Resignation of Registrant's Directors.
	Not Applicable

Item 7.	Financial Statement, Pro Forma Financial Information and Exhibits.

	(a) 	Financial Statements and Businesses Acquired - Not Applicable.
	(b)	Pro Forma Financial Information - Not Applicable.
	(c) 	Exhibits - Press Release.

                                   SIGNATURES

	Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	                                       BICO, INC.

	                                       by  /s/   Fred E. Cooper
	                                       Fred E. Cooper, CEO
DATED:  May 9, 2001






             BICO ANNOUNCES AGENDA FOR MAY 17 SHAREHOLDERS' MEETING Meeting will include highlights of significant project milestones

	Pittsburgh, PA - May 9, 2001 - BICO, Inc. (OTCBB:BIKO) announced today that its agenda for the Special Meeting of Shareholders to be held May 17, 2001 and simulcast on the Internet will include presentations from various experts on all of its ongoing projects and investments, including:

        MicroIslet's exciting updates on the important Duke University research for a potential cure for diabetes, including the ongoing results of its primate clinical trials;

        ViaCirQ's key milestones in marketing its ThermoChem HT 1000 System following its introduction at the Society of Surgical Oncologists cancer symposium in March 2001 for use in regional hyperthermia procedures as a surgical tool in the treatment of cancer;

        Petrol Rem's substantial progress in establishing its oil-spill cleanup products, PRP, BIOSOK and BIOBOOM, its revenue-producing environmental cleanup subsidiary, INTCO, and its newest subsidiary Tireless, LLC, a tire disposal and recycling business;

        Diasense and the Diasensor? 2000 noninvasive glucose sensor. Biocontrol Technology, BICO's manufacturing and R&D division, and its renewed emphasis on contract manufacturing;

        Ceramic Coating Technologies' growing market for its CeraFuse metal-coating process and its new CeraHone products for the culinary, woodworking and sportsmen markets; and

        American InterMetallics' description of their rocket-propulsion enhancing material, one of many ultra-fine metals produced by their state-of-the-art industrial prototype machine, scheduled to be launched in June.

        The meeting will be held at the Holiday Inn in Washington, PA at 9:00 a.m. on May 17, 2001.






        All stockholders who cannot attend, as well as other interested parties, are encouraged to register for the meeting's Internet simulcast by visiting BICO's Website at www.bico.com and following the link to the registration page at http://www.videonewswire.com/BICO/051701/.

        BICO, Incorporated has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental solutions.


FOR FURTHER INFORMATION, CONTACT:
Investors	                                     Media
Diane McQuaide	                                     Susan Taylor
1.412.429.0673 phone	                             1.412.429.0673 phone
1.412.279.9690 fax	                             1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com




 This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.